UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2010

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name of Company as Specified in Charter)

Massachusetts	1-6549	04-2240991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

829 Middlesex Turnpike, Billerica, Massachusetts	01821
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:  (978) 262-8700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

American Science and Engineering, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend its Current Report on Form 8-K filed July 26, 2010, which reported that certain assets of the Company’s registered public accounting firm, Caturano and Company, Inc. (formerly Caturano and Company, P.C.) (“Caturano”), had been acquired by McGladrey & Pullen, LLP (“McGladrey”).  On August 5, 2010, the Company’s audit committee approved a change in the Company’s independent registered accounting firm, specifically, acceptance of the resignation of Caturano and selection of McGladrey as the Company’s new independent registered public accounting firm.  This amendment updates the information previously provided regarding the Company’s registered public accounting firm, as set forth below.

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On July 21, 2010, the Company was notified that effective July 20, 2010, McGladrey had acquired certain assets of Caturano, the Company’s independent registered public accounting firm.  As a result, on and effective August 5, 2010, Caturano resigned as the independent registered public accounting firm for the Company and McGladrey was appointed by the Company as its new independent registered public accounting firm.  The decision to change accountants was approved by the audit committee of the board of directors.

The audit reports of Caturano on the consolidated financial statements of the Company for the fiscal years ended March 31, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended March 31, 2009 and 2010 and through August 5, 2010, there were no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.

During the fiscal years ended March 31, 2009 and 2010 and through August 5, 2010, the Company did not consult with McGladrey regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano with a copy of the disclosures set forth herein and has requested that Caturano furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein.  A copy of the letter from Caturano dated August 5, 2010, is filed as Exhibit 16.1 hereto.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

16.1   Letter from Caturano and Company, Inc. dated August 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SCIENCE AND ENGINEERING, INC.

Date: August 5, 2010	By:	/s/ Patricia A. Gray

Patricia A. Gray
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Caturano and Company, Inc. dated August 5, 2010